                                   Petroleum
                                   & Resources
                                     Corporation (R)

                                Annual Report
                                     2001

                                    [PHOTO]

                    investing in resources
                                   for the future (R)

                                2001 AT A GLANCE
--------------------------------------------------------------------------------

THE COMPANY

 . a closed-end equity investment company emphasizing natural resources stocks . objectives: preservation of capital reasonable income opportunity for capital gain
 .  internally-managed
 .  low expense ratio
 .  low turnover

STOCK DATA

NYSE Symbol.....................................................           PEO
Market Price as of 12/31/01.....................................        $23.46
Discount........................................................           5.8%
52-Week Range................................................... $32.65-$22.06
Shares Outstanding..............................................    21,147,563

SUMMARY FINANCIAL INFORMATION

                                                       Year Ended December 31
                                                    2001                   2000
--------------------------------------------------------------------------------
Net asset value per share                  $       24.90          $       32.69
Total net assets                             526,491,798            688,172,867
Unrealized appreciation                      200,798,077            365,144,132
Net investment income                         10,098,102              7,671,089
Total realized gain                           22,308,303             27,333,550
Total return (based on market value)                (8.7)%                 36.1%
Total return (based on net asset value)            (19.0)%                 33.1%
Expense ratio                                       0.35%                  0.59%
--------------------------------------------------------------------------------

2001 DIVIDENDS AND DISTRIBUTIONS

                                               Amount
Paid                                        (per share)  Type
--------------------------------------------------------------------------------
March 1, 2001                                  $0.03     Long-term capital gain
March 1, 2001                                   0.05     Short-term capital gain
March 1, 2001                                   0.05     Investment income
June 1, 2001                                    0.13     Investment income
September 1, 2001                               0.13     Investment income
December 27, 2001                               0.94     Long-term capital gain
December 27, 2001                               0.05     Short-term capital gain
December 27, 2001                               0.12     Investment income
--------------------------------------------------------------------------------
                                               $1.50
================================================================================

2002 ANNUAL MEETING OF STOCKHOLDERS

Location: Royal Palms Hotel, Phoenix, Arizona
Date: March 26, 2002
Time: 10:00 a.m.
Holders of Record: February 15, 2002

                                PORTFOLIO REVIEW
--------------------------------------------------------------------------------

     ---------------------------------------------------------------------
        TEN LARGEST PORTFOLIO HOLDINGS (12/31/01)
                                         Market Value   % of Net Assets
                                         ------------   ---------------
        Exxon Mobil Corp.                $ 47,728,358         9.1
        Royal Dutch Petroleum Co.          39,706,200         7.5
        ChevronTexaco Corp.                22,617,564         4.3
        BP plc ADR                         22,417,820         4.3
        Anadarko Petroleum Corp.           16,926,860         3.2
        General Electric Co.               16,032,000         3.0
        El Paso Corp.                      13,383,000         2.5
        BJ Services Co.                    12,980,000         2.5
        Schlumberger Ltd.                  12,605,530         2.4
        Equitable Resources Inc.           12,299,270         2.3
                                         ------------        ----
          Total                          $216,696,602        41.1%
     ---------------------------------------------------------------------

     ---------------------------------------------------------------------

        SECTOR WEIGHTINGS (12/31/01)

        Internationals                                       28.4
        Domestics                                             7.6
        Producers                                            12.2
        Distributors                                         17.8
        Services                                               11
        Electrical Power                                      1.4
        Basic Materials & Other                               5.8
        Paper & Forest Products                               4.4
        Cash & Equivalent                                    11.1
     ---------------------------------------------------------------------

                             LETTER TO STOCKHOLDERS
--------------------------------------------------------------------------------

In this annual report, you will find our financial statements for the year 2001, the report of independent accountants, our year-end portfolio holdings, and summary financial information for the Corporation.

THE YEAR IN REVIEW

The return on net assets, including income and capital gains distributions for the calendar year was a decrease of 19.0%, exceeding the 11.8% negative rate of return for the Standard & Poor's 500 Stock Index. Similarly, the Dow Jones Energy Index fell 13.3% and the average natural resources mutual fund provided a return of -10.0%. Total dividends and distributions paid in 2001 were $1.50 per share compared to $1.74 in 2000.

In concert with the general stock market, all major energy sectors recorded declines for the full year. Major international oils were the leading performers, producing a decrease of only 5%. Oil service, mid-sized exploration companies and oil drilling stocks all recorded declines exceeding 20%. In response to sharply lowered growth prospects and investor concerns over financial security, our investments in natural gas pipeline and electrical power generators experienced a substantial decrease in valuation. While a small capital gain was recorded with liquidation of our Enron Corp. holding during the year, Enron's collapse and bankruptcy filing were particularly disappointing. Our diverse holdings in basic industries recorded excellent results with paper and forest products stocks showing a modest gain while the basic materials sector collectively outperformed the S&P 500. Our cash and short-term investments were expanded to a year-end position of 11.1% of net assets compared to 4.4% the prior year.

Energy equities recorded only three months of positive performance for the full year. Although oil prices remained near $28 per barrel during the first quarter, the Dow Jones Energy Index declined 5.7% reflecting concern that excess OPEC oil production would soon become disruptive. In April, the Index reversed course, advancing 10.3%, as OPEC adhered to its newly reduced oil production quotas and significantly lowered output. Over the summer, with worldwide economic activity and energy demand weakening, energy equities declined steadily. The tragic events of September 11 caused both the overall stock market and energy equities to drop approximately 11% for the month as investor confidence was shaken and energy usage fell sharply. Despite concerns over crude oil and natural gas pricing, the Index advanced 7.7% during the fourth quarter.

Oil Industry

OPEC began the year stating its intention to defend the $25 per barrel crude oil price. During the first quarter, concern over the impact on oil demand by slowing worldwide economies caused OPEC to reduce its production quotas in February and again in March. The combination of surprisingly solid OPEC compliance to these new quotas and the need to rebuild unusually low inventories resulted in a balanced market and oil prices trading in a range of $26 to $30 through August 2001. Unfortunately, the terrorist acts of September threw the already weakening worldwide economies into a further tailspin, causing global oil consumption to decline. With inventories building sharply and oil prices declining by $7 per barrel, OPEC needed to reduce its production further. However, in a surprising announcement in November, OPEC stated that its quota reduction of 1.5 million barrels per day required a commitment by leading non-OPEC countries to a cut of 500,000 barrels per day. While this action was designed to slow the recent rapid production growth of various non-OPEC producers, it was aimed principally at Russia, Mexico and Norway. The latter two countries agreed to significant cutbacks and negotiations with Russia continued to year end. As a result, the crude oil price traded near $19 per barrel for the final six weeks of 2001.

Natural Gas Industry

Domestic natural gas prices declined steadily and dramatically throughout the year. In January, prices peaked to record levels in response to extremely cold winter weather and low storage levels. The following months saw gas prices drop approximately 70%, reflecting several factors: fuel switching to cheaper energy, softness in summer demand due to cool weather, and the impact of the slowdown in industrial production and other economic activity. During the fourth quarter, with temperatures averaging over 20% warmer than normal, natural gas demand and prices remained at low levels.

Electric Power

What began as an optimistic year for the industry ended with a major reassessment of growth for power generation and distribution. The initial positive outlook reflected the continuing expansion of electricity consumption by technology users, the relatively stable economy and the need to replace aging power facilities. The California power crisis in particular focused attention on the potential for regional power shortages and the need for more reliable power supply. As the year progressed, the weakening domestic economy, coupled with unfavorable summer weather from a power demand perspective, resulted in lower electricity usage. Reflecting the Enron collapse, regulatory uncertainty and concern over the industry's financial stability, the power sector concluded the year with a crisis of investor confidence.

INVESTMENT RESULTS

Net assets of the Corporation on December 31, 2001 were $526,491,798 or $24.90 per share on 21,147,563 shares outstanding as compared with $688,172,867 or $32.69 per share on 21,053,644 shares outstanding a year earlier.

--------------------------------------------------------------------------------

Net investment income for 2001 was $10,098,102 compared to $7,671,089 for 2000. These earnings are equivalent to $0.49 and $0.37 per share, respectively, on the average number of shares outstanding throughout each year. In 2001, our 0.35% expense ratio (expenses to average net assets) was once again at a very low level compared to the industry.

Net realized gains amounted to $22,308,303 during the year, while the unrealized appreciation on investments decreased from $365,144,132 at December 31, 2000 to $200,798,077 at year end.

DIVIDENDS AND DISTRIBUTIONS

Total dividends and distributions paid in 2001 were $1.50 per share compared to $1.74 in 2000. As announced on November 8, 2001, a year-end distribution consisting of investment income of $0.12 and capital gains of $0.99 was made on December 27, 2001, both realized and taxable in 2001. On January 10, 2002, an additional distribution of $0.13 per share was declared payable March 1, 2002, representing the balance of undistributed net investment income and capital gains earned in 2001 and an initial distribution from 2002 net investment income, all taxable to shareholders in 2002.

OUTLOOK FOR 2002

Crude Oil

The prospects for oil markets will continue to be significantly influenced by OPEC's ability to remain united and by the pace of recovery of energy demand. In the near term, worldwide economies are expected to remain stagnant, oil markets fully supplied and inventories high. Compliance by both OPEC and non-OPEC countries to their lowered production levels will be required to maintain oil prices. Current demand/supply forecasts suggest that a production drop of at least 1.0 million barrels per day during the first half of this year will be needed to lower the excess inventory position. Any favorable outlook for oil centers on the second half of 2002. Low interest rates and modest inflation combined with expected federal fiscal stimulus should enhance consumer confidence and boost overall economic activity. A substantial rebound in oil demand should follow, allowing OPEC to more easily influence supply levels and rebalance the market. Our prior expectation was that OPEC would be able to maintain a reasonable degree of unity, keep production discipline and stabilize oil prices near $25 per barrel. However, the impact of September events on global economic growth and oil consumption suggest that the crude oil market will be more difficult to balance and that a price approximating $20 per barrel is more likely.

Natural Gas

The natural gas market enters this year with soft demand, record high storage levels and weakening prices. The prospect for higher gas prices will be heavily influenced by the severity of the winter heating season during the first quarter and the strength of economic recovery over the final six months. On the supply side, domestic production will decrease due to natural gas field declines and reduced drilling activity. Overall, unless an extended recession develops, the natural gas market is forecast to move into better balance with prices improving by mid year.

Electric Power

Growth in power consumption will accelerate with domestic economic expansion. The need for continuing infrastructure improvements in transmission and distribution will provide opportunities. Uncertain deregulation trends and anticipated capacity surpluses in some regions will offer challenging market dynamics. In view of greater scrutiny by credit rating agencies and investors, industry leaders are currently taking aggressive action to secure their financial structure. Once liquidity concerns and reduced profitability targets are fully defined, investors are expected to revisit the positive fundamentals of the industry.

In general, energy equities have been under pressure the past several months as profit growth expectations have deteriorated. Renewed investor attention to the various energy and resource sectors will return once a combination of improving economic activity and energy price stabilization near our forecasted levels becomes more visible.

SHARE REPURCHASE PROGRAM

On December 13, 2001, the Board of Directors authorized the repurchase by management of an additional 5% of the outstanding shares of the Corporation over the ensuing year. The repurchase program is subject to the same restriction as in the past, namely that shares can only be repurchased as long as the discount of the market price of the shares from the net asset value is greater than 8%.

The proxy statement for the Annual Meeting of Stockholders to be held in Phoenix, Arizona on March 26, 2002, will be mailed on or about February 22, 2002 to holders of record on February 15, 2002.

By order of the Board of Directors,

/s/ Douglas G. Ober
------------------------------------
Douglas G. Ober,
Chairman and Chief Executive Officer

/s/ Richard F. Koloski
------------------------------------
Richard F. Koloski,
President

January 18, 2002

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                               December 31, 2001

Assets
Investments* at value:
 Common stocks and convertible securities
   (cost $265,289,321)                                                                  $466,075,126
 Short-term investments (cost $58,399,110)                                                58,399,110        $524,474,236
----------------------------------------------------------------------------------------------------
Cash                                                                                                              43,398
Securities lending collateral                                                                                 19,258,577
Receivables:
  Investment securities sold                                                                                   1,010,966
  Dividends and interest                                                                                         521,357
Prepaid expenses and other assets                                                                              2,067,096
------------------------------------------------------------------------------------------------------------------------
     Total Assets                                                                                            547,375,630
------------------------------------------------------------------------------------------------------------------------
Liabilities
Open written option contracts at value (proceeds $84,272)                                                         72,000
Obligations to return securities lending collateral                                                           19,258,577
Accrued expenses and other liabilities                                                                         1,553,255
------------------------------------------------------------------------------------------------------------------------
     Total Liabilities                                                                                        20,883,832
------------------------------------------------------------------------------------------------------------------------
     Net Assets                                                                                             $526,491,798
========================================================================================================================

Net Assets
Common Stock at par value $1.00 per share, authorized
 50,000,000 shares; issued and outstanding 21,147,563 shares                                                $ 21,147,563
Additional capital surplus                                                                                   301,405,045
Undistributed net investment income                                                                            1,264,018
Undistributed net realized gain on investments                                                                 1,877,095
Unrealized appreciation on investments                                                                       200,798,077
------------------------------------------------------------------------------------------------------------------------
     Net Assets Applicable to Common Stock                                                                  $526,491,798
========================================================================================================================
     Net Asset Value Per Share of Common Stock                                                                    $24.90
========================================================================================================================

* See schedule of investments on pages 11 through 13.

The accompanying notes are an integral part of the financial statements.

                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                          Year Ended December 31, 2001

Investment Income
     Income:
        Dividends                                                     $  10,890,938
        Interest and other income                                         1,308,504
------------------------------------------------------------------------------------
          Total income                                                   12,199,442
------------------------------------------------------------------------------------
      Expenses:
        Investment research                                                 697,110
        Administration and operations                                       396,337
        Directors' fees                                                     203,500
        Reports and stockholder communications                              241,958
        Transfer agent, registrar and custodian expenses                    178,928
        Auditing and accounting services                                     72,562
        Legal services                                                       30,213
        Occupancy and other office expenses                                  94,875
        Travel, telephone and postage                                        66,036
        Other                                                               119,821
------------------------------------------------------------------------------------
          Total expenses                                                  2,101,340
------------------------------------------------------------------------------------
          Net Investment Income                                          10,098,102
------------------------------------------------------------------------------------

Realized Gain and Change in Unrealized Appreciation on Investments
      Net realized gain on security transactions                         22,308,303
      Change in unrealized appreciation on investments                 (164,346,055)
------------------------------------------------------------------------------------
          Net Loss on Investments                                      (142,037,752)
------------------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                        $(131,939,650)
====================================================================================

The accompanying notes are an integral part of the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                         For the Year Ended
                                                                                  --------------------------------
                                                                                  Dec. 31, 2001     Dec. 31, 2000
------------------------------------------------------------------------------------------------------------------
From Operations:
 Net investment income                                                              $  10,098,102    $  7,671,089
 Net realized gain on investments                                                      22,308,303      27,333,550
 Change in unrealized appreciation on investments                                    (164,346,055)    134,678,179
------------------------------------------------------------------------------------------------------------------
     Change in net assets resulting from operations                                  (131,939,650)    169,682,818
------------------------------------------------------------------------------------------------------------------

Distributions to Stockholders From:
 Net investment income                                                                 (8,877,046)     (8,104,080)
 Net realized gain from investment transactions                                       (22,032,850)    (27,598,975)
------------------------------------------------------------------------------------------------------------------
     Decrease in net assets from distributions                                        (30,909,896)    (35,703,055)
------------------------------------------------------------------------------------------------------------------

From Capital Share Transactions:
 Value of shares issued in payment of distributions                                    13,159,002      18,901,062
 Cash in lieu of fractional shares issued in payment of 3-for-2 stock split                    --         (68,568)
 Cost of shares purchased (note 4)                                                    (11,990,525)    (29,714,391)
------------------------------------------------------------------------------------------------------------------
     Change in net assets from capital share transactions                               1,168,477     (10,881,897)
------------------------------------------------------------------------------------------------------------------
     Total Increase (Decrease) in Net Assets                                         (161,681,069)    123,097,866

Net Assets:
 Beginning of year                                                                    688,172,867     565,075,001
------------------------------------------------------------------------------------------------------------------
 End of year (including undistributed net investment
   income of $1,264,018 and $3,835, respectively)                                   $ 526,491,798    $688,172,867
==================================================================================================================

The accompanying notes are an integral part of the financial statements.

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING

POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Company Act of 1940 as a non-diversified investment company. The Corporation's investment objectives as well as the nature and risk of its investment transactions are set forth in the Corporation's registration statement.

Security Valuation -- Investments in securities traded on national securities exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost. Purchased and written options are valued at the last quoted asked price.

Security Transactions And Investment Income -- Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2. FEDERAL INCOME TAXES

The Corporation's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities, including options, at December 31, 2001 was $323,730,608, and net unrealized appreciation aggregated $200,827,900, of which the related gross unrealized appreciation and depreciation were $213,014,987 and $12,187,087, respectively. The undistributed ordinary income was $870,061 and the undistributed long-term capital gain was $1,588,104.

Distributions paid by the Corporation during the year ended December 31, 2001 were classified as ordinary income of $10,952,053, and long-term capital gain of $19,957,843. The distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Corporation's capital accounts to reflect income and gains available for distribution under income tax regulations.

3. INVESTMENT TRANSACTIONS
Purchases and sales of portfolio securities, other than options and short-term investments, during the year ended December 31, 2001 were $38,382,459 and $88,039,968, respectively. The Corporation, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk associated with purchasing options is limited to the premium originally paid. Option transactions comprised an insignificant portion of operations during the year ended December 31, 2001. All investment decisions are made by a committee, and no one person is primarily responsible for making recommendations to that committee.

4. CAPITAL STOCK

On March 28, 2000, stockholders approved an increase in the number of authorized shares of Common Stock from 25,000,000 to 50,000,000. In addition, the Corporation has 5,000,000 authorized and unissued preferred shares without par value.

On October 19, 2000, the Corporation effected a 3-for-2 stock split. All references to the number of outstanding shares and per share amounts have been adjusted retroactively to reflect the stock split.

On December 27, 2000, the Corporation issued 760,799 shares of its Common Stock at a price of $24.8437 per share (the average market price on December 11, 2000) to stockholders of record November 20, 2000 who elected to take stock in payment of the distribution from 2000 capital gain and investment income.

On December 27, 2001, the Corporation issued 579,054 shares of its Common Stock at a price of $22.725 per share (the average market price on December 10, 2001) to stockholders of record November 19, 2001 who elected to take stock in payment of the distribution from 2001 capital gain and investment income.

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable. Transactions in Common Stock for 2001 and 2000 were as follows:

                                              Shares                     Amount
                                       ---------------------  ----------------------------
                                         2001        2000         2001           2000
                                         ----        ----         ----           ----
Shares issued in payment
  of dividends                          579,054     760,799   $ 13,159,002   $ 18,901,062
Shares issued for
  3-for-2 stock split                             6,827,415
Cash in lieu of fractional
  shares issued in payment
  of 3-for-2 stock split                                                          (68,568)
------------------------------------------------------------------------------------------
         Total increase                 579,054   7,588,214   $ 13,159,002   $ 18,832,494
------------------------------------------------------------------------------------------
Shares purchased
  (at an average discount
  from net asset value of
  9.4% and 16.6%,
  respectively)                        (429,150)   (848,750)   (11,990,525)   (29,714,391)
------------------------------------------------------------------------------------------
         Total decrease                (429,150)   (848,750)  $(11,990,525)  $(29,714,391)
------------------------------------------------------------------------------------------
Net change                              149,904   6,739,464   $  1,168,477   $(10,881,897)
==========================================================================================

The cost of the 42,832 shares of Common Stock held by the Corporation at December 31, 2001 amounted to $1,061,166.

The Corporation has an employee incentive stock option and stock appreciation rights plan which provides for the issuance of options and stock appreciation rights for

--------------------------------------------------------------------------------


the purchase of up to 895,522 shares of the Corporation's Common Stock at 100% of the fair market value at date of grant. Options are exercisable beginning not less than one year after the date of grant and extend and vest over ten years from the date of grant. Stock appreciation rights are exercisable beginning not less than two years after the date of grant and extend over the period during which the option is exercisable. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option price and the fair market value of the common stock at the date of surrender.

Under the plan, the exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gain paid by the Corporation during subsequent years. At the beginning of 2001, there were 212,694 options outstanding with a weighted average exercise price of $14.7283 per share. During 2001, the Corporation granted options, including stock appreciation rights, for 20,664 shares of common stock with an exercise price of $27.0938 per share. During the year stock appreciation rights relating to 84,361 stock option shares were exercised at a weighted average market price of $28.2398 per share and the stock options relating to these rights which had a weighted average exercise price of $11.5078 per share were cancelled. At December 31, 2001, there were 20,031 outstanding exercisable options to purchase common shares at $9.8017- $19.9067 per share (weighted average price of $14.7908) and unexercisable options to purchase 128,966 common shares at $9.8017-$26.0238 per share (weighted average price of $17.5214). The weighted average remaining contractual life of outstanding exercisable and unexercisable options was 5.2910 years and 5.9936 years, respectively. The total compensation expense recognized in 2001 for the stock option and stock appreciation rights plan was a credit of $99,572. At December 31, 2001, there were 298,698 shares available for future option grants.

5. RETIREMENT PLANS

The Corporation provides retirement benefits for its employees under a non-contributory qualified defined benefit pension plan. The benefits are based on years of service and compensation during the last five years of employment. The Corporation's current funding policy is to contribute annually to the plan only those amounts that can be deducted for federal income tax purposes. The plan assets consist primarily of investments in individual stocks, bonds and mutual funds.

The actuarially computed net pension cost credit for the year ended December 31, 2001 was $51,597, and consisted of service cost of $104,730, interest cost of $217,272, expected return on plan assets of $359,593, and net amortization credit of $14,006.

In determining the actuarial present value of the projected benefit obligation, the interest rate used for the weighted average discount rate was 7.5%, the expected rate of annual salary increases was 7.0%, and the expected long-term rate of return on plan assets was 8.0%.

On January 1, 2001, the projected benefit obligation for service rendered to date was $2,935,689. During 2001, the projected benefit obligation increased due to service cost and interest cost of $104,730 and $217,272, respectively, and decreased due to benefits paid in the amount of $77,466. The projected benefit obligation at December 31, 2001 was $3,180,225.

On January 1, 2001, the fair value of plan assets was $4,533,648. During 2001, the fair value of plan assets increased due to the expected return on plan assets of $359,593 and decreased due to benefits paid in the amount of $77,466. At December 31, 2001, the fair value of plan assets amounted to $4,815,775, which resulted in excess plan assets of $1,635,550. The remaining components of prepaid pension cost at December 31, 2001 included $180,381 in unrecognized gain, and $241,216 in unrecognized prior service cost. Prepaid pension cost included in other assets at December 31, 2001 was $1,696,385.

In addition, the Corporation has a nonqualified benefit plan which provides employees with defined retirement benefits to supplement the qualified plan. The Corporation does not provide postretirement medical benefits.

6. EXPENSES

The cumulative amount of accrued expenses at December 31, 2001 for employees and former employees of the Corporation was $1,423,353. Aggregate remuneration paid or accrued during the year ended December 31, 2001 to officers and directors amounted to $808,820, which is reduced by $99,572 for stock options and stock appreciation rights.

7. PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral of at least 102%, at all times, of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Corporation. At December 31, 2001, the Corporation had securities on loan of $18,457,364, and held cash collateral of $19,258,577.

                       PETROLEUM & RESOURCES CORPORATION
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Calendar    Market    Cumulative     Cumulative    Total   Total net
  Years      value    market value   market value  market     asset
               of      of capital     of income     value     value
            original      gains       dividends
             shares   distributions    taken in
                        taken in        shares
                         shares
--------------------------------------------------------------------------------
   1987      $ 7,122        $   737       $   453  $ 8,312    $ 9,732
   1988        7,210          1,228           788    9,226     10,913
   1989        9,270          2,134         1,574   12,978     14,944
   1990        8,626          2,605         1,967   13,198     15,019
   1991        8,925          3,380         2,513   14,818     16,000
   1992        8,667          4,004         2,862   15,533     17,020
   1993        9,440          5,174         3,588   18,202     19,622
   1994        8,667          5,529         3,862   18,058     19,200
   1995        9,697          7,085         4,966   21,748     24,263
   1996       11,933          9,776         6,813   28,522     30,439
   1997       12,530         11,530         7,788   31,848     36,181
   1998       10,516         11,013         7,181   28,710     32,151
   1999       11,073         13,223         8,234   32,530     39,822
   2000       14,065         19,080        11,098   44,243     52,958
   2001       12,082         18,179        10,160   40,421     42,903
--------------------------------------------------------------------------------

                           ILLUSTRATION OF AN ASSUMED

                         15 YEAR INVESTMENT OF $10,000

                                  (unaudited)

Investment income dividends and capital gains distributions are taken in additional shares. This chart covers the years 1987-2001. Assumes commissions of $0.05 per share on the initial shares invested. Fees for the reinvestment of dividends are assumed as outlined on page 17. No adjustment has been made for any income taxes payable by stockholders on income dividends or on capital gains distributions or the sale of any shares. These results should not be considered representative of the dividend income or capital gain or loss which may be realized in the future.

                                   [GRAPHIC]

          B       C       D       E
         10000   10000   10000   9,407
  87     7,122   7,859   8,312   9,732
  88     7,210   8,438   9,226  10,913
  89     9,270  11,404  12,978  14,944
  90     8,626  11,231  13,198  15,019
  91     8,925  12,305  14,818  16,000
  92     8,667  12,671  15,533  17,020
  93     9,440  14,614  18,202  19,622
  94     8,667  14,196  18,058  19,200
  95     9,697  16,782  21,748  24,263
  96    11,933  21,709  28,522  30,439
  97    12,530  24,060  31,848  36,181
  98    10,516  21,529  28,710  32,151
  99    11,073  24,296  32,530  39,822
2000    14,065  33,145  44,243  52,958
2001    12,082  30,261  40,421  42,903

                             FINANCIAL HIGHLIGHT
------------------------------------------------------------------------------

                                                                                          Year Ended December 31
                                                                           -----------------------------------------------------
                                                                               2001       2000       1999       1998       1997
--------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance*
--------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of year                                        $  32.69   $  26.32   $  22.87   $  27.64   $  24.73
--------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                       0.49       0.37       0.48       0.55       0.51
   Net realized gains and change in unrealized
     appreciation and other changes                                           (6.84)      7.46       4.51      (3.79)      3.95
--------------------------------------------------------------------------------------------------------------------------------
 Total from investment operations                                             (6.35)      7.83       4.99      (3.24)      4.46
--------------------------------------------------------------------------------------------------------------------------------
 Capital share repurchases                                                     0.06       0.28       0.01         --         --
--------------------------------------------------------------------------------------------------------------------------------

 Less distributions
   Dividends from net investment income                                       (0.43)     (0.39)     (0.48)     (0.52)     (0.51)
   Distributions from net realized gains                                      (1.07)     (1.35)     (1.07)     (1.01)     (1.04)
-------------------------------------------------------------------------------------------------------------------------------
 Total distributions                                                          (1.50)     (1.74)     (1.55)     (1.53)     (1.55)
-------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of year                                              $  24.90   $  32.69   $  26.32   $  22.87   $  27.64
===============================================================================================================================
 Per share market price, end of year                                       $  23.46   $  27.31   $  21.50   $  20.42   $  24.33
--------------------------------------------------------------------------------------------------------------------------------

Total Investment Return
 Based on market price                                                         (8.7)%     36.1%      13.3%     (10.0)%     11.7%
 Based on net asset value                                                     (19.0)%     33.1%      23.8%     (11.1)%     18.9%
Ratios/Supplemental Data
 Net assets, end of year (in 000's)                                        $526,492   $688,173   $565,075   $474,821   $556,453
 Ratio of expenses to average net assets                                       0.35%      0.59%      0.43%      0.31%      0.47%
 Ratio of net investment income to average net assets                          1.67%      1.24%      1.86%      2.13%      1.91%
 Portfolio turnover                                                            6.74%      7.68%     11.89%     12.70%     13.09%
 Number of shares outstanding at end of year
  (in 000's)*                                                                21,148     21,054     21,471     20,762     20,134
----------------------------------------------------------------------------------------------------------------------------------

*Adjusted to reflect the 3-for-2 stock split effected in October, 2000.

                            SCHEDULE OF INVESTMENTS
-------------------------------------------------------------------------------

                               December 31, 2001


                                                                                                         Shares      Value (A)
---------------------------------------------------------------------------------------------------------------------------------
Stocks and Convertible Securities -- 88.6%
 Energy -- 78.4%
   Internationals -- 28.4%
     BP plc ADR.........................................................................................   482,000  $ 22,417,820
     Chevron Texaco Corp................................................................................   252,400    22,617,564
     Exxon Mobil Corp................................................................................... 1,214,462    47,728,358
     Royal Dutch Petroleum Co...........................................................................   810,000    39,706,200
     "Shell" Transport and Trading Co., plc ADR.........................................................   200,000     8,290,000
     TotalFina Elf ADR (B)..............................................................................   125,000     8,780,000
                                                                                                                     -----------
                                                                                                                     149,539,942
                                                                                                                     -----------

   Domestics -- 7.6%
     Amerada Hess Corp..................................................................................    80,000     5,000,000
     Conoco Inc.........................................................................................   300,000     8,490,000
     Kerr McGee Corp....................................................................................   177,153     9,707,984
     Murphy Oil Corp....................................................................................    93,500     7,857,740
     Unocal Capital Trust $3.125 Conv. Pfd..............................................................    72,540     3,608,865
     Unocal Corp........................................................................................   150,000     5,410,500
                                                                                                                      ----------
                                                                                                                      40,075,089
                                                                                                                      ----------
   Producers -- 12.2%
     Anadarko Petroleum Corp............................................................................   297,746    16,926,860
     Apache Corp........................................................................................   154,000     7,681,520
     Devon Energy Corp..................................................................................   122,500     4,734,625
     EOG Resources, Inc. (B)............................................................................   200,000     7,822,000
     Noble Affiliates Inc...............................................................................   125,000     4,411,250
     Occidental Petroleum Corp..........................................................................   175,000     4,642,750
     Ocean Energy, Inc..................................................................................   550,000    10,560,000
     Pioneer Natural Resources Co. (C)..................................................................   170,000     3,274,200
     Stone Energy Corp. (C).............................................................................   104,300     4,119,850
                                                                                                                      ----------
                                                                                                                      64,173,055
                                                                                                                      ----------
   Distributors --17.8%
     Atmos Energy Corp..................................................................................   139,500     2,964,375
     Duke Energy Corp. 8.25% Conv. Pfd. due 2004 (B)....................................................   160,000     4,216,000
     Duke Energy Corp...................................................................................    77,200     3,030,872
     El Paso Corp.......................................................................................   300,000    13,383,000
     Energen Corp.......................................................................................   250,000     6,162,500
     Equitable Resources Inc............................................................................   361,000    12,299,270
     Keyspan Corp.......................................................................................   220,000     7,623,000
     Kinder Morgan, Inc.................................................................................   162,500     9,049,625
     National Fuel Gas Co...............................................................................   200,000     4,940,000
     New Jersey Resources, Inc..........................................................................   185,000     8,658,000
     Northwestern Corp..................................................................................   200,000     4,210,000
     Questar Corp. (B)..................................................................................   268,000     6,713,400
     TECO Energy, Inc...................................................................................   200,000     5,248,000
     Williams Companies, Inc............................................................................   200,000     5,104,000
                                                                                                                     -----------
                                                                                                                      93,602,042
                                                                                                                     -----------

--------------------------------------------------------------------------------

                               December 31, 2001


                                                        Shares      Value (A)
--------------------------------------------------------------------------------

   Services -- 11.0%
     BJ Services Co. (B)(C).........................    400,000  $ 12,980,000
     Core Laboratories N.V. (C).....................    209,400     2,935,788
     Global Santa Fe Corp...........................    180,000     5,133,600
     Grant Prideco Inc. (C).........................    308,000     3,542,000
     Nabors Industries, Inc. (C)....................    200,000     6,866,000
     Schlumberger Ltd...............................    229,400    12,605,530
     Transocean Sedco Forex Inc.....................    200,000     6,764,000
     Weatherford International, Inc. (B)(C).........    190,000     7,079,400
                                                                 ------------
                                                                   57,906,318
                                                                 ------------
   Electrical Power -- 1.4%
     Dynegy, Inc. Class A...........................    175,000     4,462,500
     Mirant Trust 6.25% Conv. Pfd. Ser. A...........      8,000       325,200
     Mirant Corp. (C)...............................    149,000     2,386,980
                                                                 ------------
                                                                    7,174,680
                                                                 ------------
 Basic Industries -- 10.2%
   Basic Materials & Other -- 5.8%
     Arch Coal Inc..................................    155,000     3,518,500
     Engelhard Corp.................................    300,000     8,304,000
     General Electric Co............................    400,000    16,032,000
     Philadelphia Suburban Corp.....................    120,000     2,706,000
                                                                 ------------
                                                                   30,560,500
                                                                 ------------
   Paper and Forest Products -- 4.4%
     Boise Cascade Corp. 7.5% ACES..................     51,000     2,776,950
     Boise Cascade Corp.............................    205,000     6,972,050
     Mead Corp......................................    210,000     6,486,900
     Temple-Inland, Inc.............................    120,000     6,807,600
                                                                 ------------
                                                                   23,043,500
                                                                 ------------
Total Stocks and Convertible Securities
 (Cost $265,289,321) (D)............................              466,075,126
                                                                 ------------

--------------------------------------------------------------------------------

                               December 31, 2001

                                                                                              Prin. Amt.      Value (A)
------------------------------------------------------------------------------------------------------------------------
Short-Term Investments --  11.1%
 U.S. Government Obligations -- 2.1%
   U.S. Treasury Bills, 1.57-1.82%, due 1/31/02-2/28/02...................................   $  10,820,000   $10,795,200
                                                                                                             -----------
  Commercial Paper -- 9.0%
   Cargill, Inc., 1.75%, due 1/24/02......................................................       5,000,000     4,994,410
   ChevronTexaco Corp., 1.78%, due 1/15/02................................................       2,635,000     2,633,175
   Deere (John) Capital Corp., 1.80%, due 1/8/02..........................................       5,000,000     4,998,250
   Duke Energy Corp., 1.87%, due 1/15/02..................................................       5,000,000     4,997,665
   General Electric Capital Corp., 1.87%, due 1/8/02......................................      10,000,000     9,996,365
   IBM Corp., 1.84-1.92%, due 1/8/02-1/10/02..............................................       5,000,000     4,998,026
   Kraft Foods Inc., 1.80%, due 1/15/02...................................................       5,000,000     4,996,500
   Toyota Credit Puerto Rico Corp., 1.81%, due 2/5/02.....................................       5,000,000     4,991,201
   Wells Fargo Financial, Inc., 1.73%, due 1/8/02.........................................       5,000,000     4,998,318
                                                                                                             -----------
                                                                                                              47,603,910
                                                                                                             -----------
Total Short-Term Investments
 (Cost $58,399,110).......................................................................                    58,399,110
                                                                                                             -----------
Total Investments
 (Cost $323,688,431)......................................................................                   524,474,236
   Cash, receivables and other assets, less liabilities...................................                     2,017,562
                                                                                                            ------------
Net Assets -- 100%........................................................................                  $526,491,798
========================================================================================================================

Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ.
(B) All or a portion of these securities are on loan. See Note 7 to Financial Statements.
(C) Presently non-dividend paying.
(D) The aggregate market value of stocks held in escrow at December 31, 2001 covering open call option contracts written was $1,680,800. In addition, the required aggregate market value of securities segregated by the custodian to collaterize open put option contracts written was $2,325,000.

                   PRINCIPAL CHANGES IN PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

                During the Three Months Ended December 31, 2001
                                  (unaudited)

                                                                                  Shares
                                                     ---------------------------------------------------------------
                                                                                                         Held
                                                       Additions                    Reductions       Dec. 31, 2001
--------------------------------------------------------------------------------------------------------------------
Boise Cascade Corp. 7.5% ACES.........................   51,000                                         51,000
ChevronTexaco Corp....................................  252,400/(1)//(2)/                              252,400
Global Santa Fe Corp..................................  180,000/(3)/                                   180,000
Kinder Morgan, Inc....................................  162,500/(4)/                                   162,500
Philadelphia Suburban Corp............................   71,800/(5)/                                   120,000
Pioneer Natural Resources Co..........................  170,000                                        170,000
Calpine Capital Trust 5.75% Conv. Pfd. HIGH TIDES.....                               80,000                 --
Calpine Corp..........................................                               40,000                 --
Chevron Corp..........................................                              160,000/(2)/            --
General Electric Co...................................                               45,000            400,000
Kinder Morgan, Inc. 8.25% PEPS units due 2001.........                              130,000/(4)/            --
Orion Power Holdings, Inc.............................                              245,000                 --
Santa Fe International Corp...........................                              180,000/(3)/            --
Texaco Inc............................................                              120,000/(1)/            --
Valero Energy Corp....................................                              100,000                 --
___________

(1) Received 92,400 shares of ChevronTexaco Corp. for shares of Texaco Corp.
    held.
(2) Received 160,000 shares of ChevronTexaco Corp. for shares of Chevron Corp. held.
(3) By merger.
(4) By conversion.
(5) Received 12,050 shares by stock split.

                             _____________________

FORWARD-LOOKING STATEMENTS

This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Corporation's actual results are the performance of the portfolio of stocks held by the Corporation, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Corporation will trade in the public markets, and other factors discussed in the Corporation's periodic filings with the Securities and Exchange Commission.


--------------------------------------------------------------------------------
   This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
--------------------------------------------------------------------------------

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Board of Directors and Stockholders of Petroleum & Resources Corporation:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Petroleum & Resources Corporation (hereafter referred to as the "Corporation") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Corporation's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
January 10, 2002

                              ___________________

                                 Common Stock
        New York Stock Exchange and Pacific Exchange ticker symbol: PEO
                  NASDAQ Mutual Fund Quotation Symbol: XPEOX
     Newspaper stock listings are generally under the abbreviation: PetRs

                       Petroleum & Resources Corporation
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                           Website: www.peteres.com
                          E-mail: contact@peteres.com
                   Telephone: (410)752-5900 or (800)638-2479
                      Counsel: Chadbourne & Parke L.L.P.
              Independent Accountants: PricewaterhouseCoopers LLP

              Transfer Agent, Registrar & Custodian of Securities
                             The Bank of New York
                              101 Barclay Street
                              New York, NY 10286
          The Bank's Shareholder Relations Department: (866)723-8330
                     E-Mail: Shareowner-svcs@bankofny.com

                      SHAREHOLDER INFORMATION AND SERVICES
--------------------------------------------------------------------------------

WE ARE OFTEN ASKED --

How do I invest in Petroleum & Resources?

Petroleum & Resources Common Stock is listed on the New York Stock Exchange and Pacific Exchange. The stock's ticker symbol is "PEO" and may be bought and sold through registered investment security dealers. Your broker will be able to assist you in this regard. In addition, stock may be purchased through the Bank of New York's BuyDIRECT Purchase and Sale Plan (see page 17).

Where do I get information on the stock's price, trading and/or net asset value?

The daily net asset value (NAV) per share and closing market price may be obtained from our website at www.peteres.com. The daily NAV is also available on the NASDAQ Mutual Fund Quotation System under the symbol XPEOX. The week-ending NAV is published on Saturdays in various newspapers and on Mondays in The Wall Street Journal in a table titled "Closed-End Funds." The table compares the net asset value at the close of the week's last business day to the market price of the shares, and shows the amount of the discount or premium.

Petroleum's daily trading is shown in the stock tables of most daily newspapers, usually with the abbreviated form "PetRs." Local newspapers determine, usually by volume of traded shares, which securities to list. If your paper does not carry our listing, please telephone the Corporation at (800)638-2479 or visit our website.

How do I replace a lost certificate(s) or how do Icorrect a spelling error on my certificate?

Your Petroleum stock certificates are valuable documents and should be kept in a safe place. For tax purposes, keep a record of each certificate, including the cost or market value of the shares it covers at the time acquired. If a certificate is lost, destroyed or stolen, notify the Transfer Agent immediately so a "stop transfer" order can be placed on the records to prevent an unauthorized transfer of your certificate. The necessary forms and requirements to permit the issuance of a replacement certificate will then be sent to you. A certificate can be replaced only after the receipt of an affidavit regarding the loss accompanied by an open penalty bond, for which a small premium is paid by the stockholder.

In the event a certificate is issued with the holder's name incorrectly spelled, a correction can only be made if the certificate is returned to the Transfer Agent with instructions for correcting the error. Transferring shares to another name also requires that the certificate be forwarded to the Transfer Agent with the appropriate assignment forms completed and the signature of the registered owner Medallion guaranteed by a bank or member firm of The New York Stock Exchange, Inc.

Can you send my dividend checks directly to my bank?

Yes, provide the Transfer Agent with your bank's name, your branch's mailing address and your account number at your bank. (Sorry, electronic transfer of funds is not offered at this time.)

Who do I notify of a change of address?

The Transfer Agent.

We go to Florida (Arizona) every winter. How do we get our mail from Petroleum & Resources?

The Transfer Agent can program a seasonal address into its system; simply send the temporary address and the dates you plan to be there to The Bank of New York.

I want to give shares to my children, grandchildren, etc. as a gift. How do I go about it?

Giving shares of Petroleum is simple and is handled through our Transfer Agent. The stock transfer rules are clear and precise for most forms of transfer. They will vary slightly depending on each transfer, so write to the Transfer Agent stating the exact intent of your gift plans and the Agent will send you the instructions and forms necessary to effect your transfer.

--------------------------------------------------------------------------------
DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1 and (b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their elections by notifying their brokerage house representative.

BuyDIRECT(SM*)

BuyDIRECT is a direct purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, The Bank of New York. The plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Petroleum & Resources shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

Initial Enrollment                                                         $7.50
A one-time fee for new accounts who are not currently registered holders.

Optional Cash Investments
 Service Fee                                                $2.50 per investment
 Brokerage Commission                                            $0.05 per share

Reinvestment of Dividends**
 Service Fee                                              10% of amount invested
                                               (maximum of $2.50 per investment)
 Brokerage Commission                                            $0.05 per share

Sale of Shares
 Service Fee                                                              $10.00
 Brokerage Commission                                             0.05 per share
Deposit of Certificates for safekeeping                                 Included
Book to Book Transfers                                                  Included
To transfer shares to another participant or to a new participant

Minimum and Maximum Cash Investments
Initial minimum investment (non-holders)                             $    500.00
Minimum optional investment
 (existing holders)                                                  $     50.00
Electronic Funds Transfer (monthly
 minimum)                                                            $     50.00
Maximum per transaction                                              $ 25,000.00
Maximum per year                                                            NONE

A brochure which further details the benefits and features of BuyDIRECT as well as an enrollment form may be obtained by contacting The Bank of New York.

For Non-Registered Shareholders

For shareholders whose stock is held by a broker in "street" name, The Bank of New York's Automatic Dividend Reinvestment Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in this Plan or contact The Bank of New York about the BuyDIRECT Plan.

                              __________________

The Corporation                         The Transfer Agent
Petroleum & Resources                   The Bank of New York
 Corporation                            Shareholder Relations
Lawrence L. Hooper, Jr.,                  Dept.-8W
Vice President, Secretary               P.O. Box 11258
 and General Counsel                    Church Street Station
Seven St. Paul Street,                  New York, NY 10286
 Suite 1140                             (866) 723-8330
Baltimore, MD 21202                     Website:
(866) 723-8330                          http://stock.bankofny.com
Website:                                E-mail:
www.peteres.com                         Shareowner-svcs@
E-mail:                                 bankofny.com
contact@peteres.com

*BuyDIRECT is a service mark of The Bank of New York.
**The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There will be no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.

Fees are subject to change at any time.

                        HISTORICAL FINANCIAL STATISTICS

--------------------------------------------------------------------------------
                                                       Dividends  Distributions
                                                        From Net    From Net
                                           Net Asset   Investment   Realized
               Value of        Shares        Value       Income       Gains
Dec. 31       Net Assets    Outstanding*   Per Share*  Per Share*  Per Share*
--------------------------------------------------------------------------------
1987         $234,062,235    14,454,459      $18.27       $ .97       $1.93
1988          248,370,688    14,996,376       16.19        1.11        1.54
1989          322,866,019    15,576,900       16.56         .61         .80
1990          308,599,851    16,189,934       19.06         .73         .83
1991          314,024,187    16,778,358       18.71         .61         .82
1992          320,241,282    17,369,255       18.44         .51         .82
1993          355,836,592    18,010,007       19.76         .55         .87
1994          332,279,398    18,570,450       17.89         .61         .79
1995          401,404,971    19,109,075       21.01         .58         .81
1996          484,588,990    19,598,729       24.73         .55         .88
1997          556,452,549    20,134,181       27.64         .51        1.04
1998          474,821,118    20,762,063       22.87         .52        1.01
1999          565,075,001    21,471,270       26.32         .48        1.07
2000          688,172,867    21,053,644       32.69         .39        1.35
2001          526,491,798    21,147,563       24.90         .43        1.07

________
*Adjusted for 3-for-2 stock split effected in October, 2000.

                              ___________________

                       PETROLEUM & RESOURCES CORPORATION
                                PRIVACY POLICY

In order to conduct its business, Petroleum & Resources Corporation collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder's address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in "street name" by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

                              BOARD OF DIRECTORS
--------------------------------------------------------------------------------

                                                                                                   Number of
                                                                                                   portfolios
                                                                                                   in fund
                          Position        Term       Length                                        complex
Personal                  held with       of         of time   Principal Occupations               overseen     Other
Information               the fund        office     served    during the last 5 years             by director  directorships
------------------------------------------------------------------------------------------------------------------------------------
Independent Directors
  Enrique R. Arzac        Director        One        Since     Professor of Finance Since          Two          Director of The
  7 St. Paul Street,                      Year       1987      Economics, formerly Vice Dean                    Adams Express
  Suite 1140                                                   of Academic Affairs of the                       Company and Credit
  Baltimore, MD 21202                                          Graduate School of Business,                     Suisse Asset
  Age 60                                                       Columbia University.                             Management Funds
                                                                                                                (8 funds)
                                                                                                                (investment
                                                                                                                companies).
------------------------------------------------------------------------------------------------------------------------------------
  Daniel E. Emerson       Director        One        Since     Chairman, The National YMCA         Two          Director of The
  7 St. Paul Street,                      Year       1987      Fund Inc. Retired Executive                      Adams Express
  Suite 1140                                                   Vice President of NYNEX Corp.,                   Company
  Baltimore, MD 21202                                          Retired Chairman of The Board of                 (investment
  Age 77                                                       both NYNEX Information Resources                 company).
                                                               Co. and NYNEX Mobile
                                                               Communications Co. Previously
                                                               Executive Vice President and
                                                               Director of New York Telephone
                                                               Company.
------------------------------------------------------------------------------------------------------------------------------------
  Edward J. Kelly, III    Director        One        Since     President and Chief Executive       Two          Director of The
  7 St. Paul Street,                      Year       October   Officer of Mercantile Bankshares                 Adams Express
  Suite 1140                                         2001      Corporation. Formerly Managing                   Company (investment
  Baltimore, MD 21202                                          Director with J.P. Morgan Chase                  company) and
  Age 48                                                       (investment bank and global                      Hartford Financial
                                                               financial institution) and prior                 Services Group; and
                                                               thereto a partner with the                       member of Board of
                                                               New York City law firm of                        Trustees  of Johns
                                                               Davis Polk & Wardell.                            Hopkins University.

------------------------------------------------------------------------------------------------------------------------------------
  Thomas H. Lenagh        Director        One        Since     Financial Advisor, Chairman of      Two          Director of Gintel
  7 St. Paul Street,                      Year       1987      the Board, Inrad Corp. (crystals).               Fund, Cornerstone
  Suite 1140                                                   Formerly Chairman of the Board                   Funds, Inc.
  Baltimore, MD 21202                                          and CEO of Greiner Engineering                   (3 funds) and The
  Age 83                                                       Inc. (formerly Systems Planning                  Adams Express
                                                               Corp.) (consultants), and                        Company (investment
                                                               Chief Investment Officer of the                  companies); and ICN
                                                               Ford Foundation (charitable                      Pharmaceuticals
                                                               foundation).                                     International Inc.
                                                                                                                and China Light
                                                                                                                Industry Fund.
------------------------------------------------------------------------------------------------------------------------------------
  W. D. MacCallan         Director        One        Since     Retired Chairman of the Board       Two          Director of The
  7 St. Paul Street,                      Year       1971      and CEO of the Corporation and                   Adams Express
  Suite 1140                                                   The Adams Express Company.                       Company
  Baltimore, MD 21202                                          Formerly consultant to the                       (investment
  Age 74                                                       Corporation and The Adams                        company).
                                                               Express Company.
------------------------------------------------------------------------------------------------------------------------------------
  W. Perry Neff           Director        One        Since     Private Financial Consultant.       Two          Director of The
  7 St. Paul Street,                      Year       1971      Retired Executive Vice President                 Adams Express
  Suite 1140                                                   of Chemical Bank.                                Company
  Baltimore, MD 21202                                                                                           (investment
  Age 74                                                                                                        company).
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                   Number of
                                                                                                   portfolios
                                                                                                   in fund
                          Position        Term       Length                                        complex
Personal                  held with       of         of time   Principal Occupations               overseen     Other
Information               the fund        office     served    during the last 5 years             by director  directorships
------------------------------------------------------------------------------------------------------------------------------------
Independent Directors (continued)
  Landon Peters           Director        One        Since     Private Investor. Former            Two          Director of The
  7 St. Paul Street,                      Year       1987      Investment Manager, YMCA                         Adams Express
  Suite 1140                                                   Retirement Fund. Formerly                        Company (investment
  Baltimore, MD 21202                                          Executive Vice President and                     company).
  Age 71                                                       Treasurer and prior thereto
                                                               Senior Vice President and
                                                               Treasurer of The Bank of
                                                               New York.
------------------------------------------------------------------------------------------------------------------------------------
  John J. Roberts         Director        One        Since     Senior Advisor, formerly Vice-      Two          Honorary Director
  7 St. Paul Street,                      Year       1987      Chairman External Affairs,                       of American
  Suite 1140                                                   American International Group,                    International
  Baltimore, MD 21202                                          Inc. (insurance). Formerly                       Group, Inc. and
  Age 79                                                       Chairman and CEO of American                     Director of The
                                                               International Underwriters                       Adams Express
                                                               Corporation. Previously                          Company (investment
                                                               President of American                            company).
                                                               International Underwriters
                                                               Corporation-U.S./Overseas
                                                               Operations.
------------------------------------------------------------------------------------------------------------------------------------
  Susan C. Schwab         Director        One        Since     Dean of the School of Public        Two          Director of The
  7 St. Paul Street,                      Year       2000      Affairs at the University of                     Adams Express
  Suite 1140                                                   Maryland, College Park. Formerly                 Company (investment
  Baltimore, MD 21202                                          Director of Corporate Business                   company) and
  Age 46                                                       Development at Motorola, Inc.                    Calpine Corp.
                                                                                                                (energy).
------------------------------------------------------------------------------------------------------------------------------------
  Robert J. M. Wilson     Director        One        Since     Retired President of the            Two          Director of The
  7 St. Paul Street,                      Year       1975      Corporation and retired                          Adams Express
  Suite 1140                                                   President of The Adams                           Company (investment
  Baltimore, MD 21202                                          Express Company.                                 company).
  Age 81
------------------------------------------------------------------------------------------------------------------------------------

Interested Director
  Douglas G. Ober         Director,       One        Director  Chairman & CEO of the               Two          Director of The
  7 St. Paul Street,      Chairman        Year       Since     Corporation and The                              Adams Express
  Suite 1140              and CEO                    1989;     Adams Express Company.                           Company (investment
  Baltimore, MD 21202                                Chairman                                                   company).
  Age 55                                             of the
                                                     Board
                                                     Since
                                                     1991
------------------------------------------------------------------------------------------------------------------------------------

                       PETROLEUM & RESOURCES CORPORATION
--------------------------------------------------------------------------------

Board Of Directors (with their principal affiliations)

Enrique R. Arzac/2,4/
Professor of Finance
and Economics
Columbia University

Daniel E. Emerson/1,4/
Retired Executive Vice President
NYNEX Corporation

Edward J. Kelly, III
President and
Chief Executive Officer
Mercantile Bankshares
Corporation

Thomas H. Lenagh/2,3/
Financial Advisor

W.D. MacCallan/1,4/
Retired Chairman of the Corporation
and The Adams Express Company

W. Perry Neff/1,2/
Retired Executive Vice President
Chase Bank

Douglas G. Ober/1/
Chairman of the Corporation

Landon Peters/3,4/
Private Investor

John J. Roberts/2,4/
Senior Advisor, American
International Group, Inc.

Susan C. Schwab/1,3/
Dean of the School of
Public Affairs
University of Maryland

Robert J.M. Wilson/1,3/
Retired President of the
Corporation and The Adams
Express Company

Officers

Douglas G. Ober
Chairman and
Chief Executive Officer

Richard F. Koloski
President

Joseph M. Truta
Executive Vice President

Nancy J.F. Prue
Vice President -- Research

Lawrence L. Hooper, Jr.
Vice President, Secretary and General Counsel

Maureen A. Jones
Vice President and Treasurer

Christine M. Sloan
Assistant Treasurer

Geraldine H. Stegner
Assistant Secretary

1. Member of Executive Committee
2. Member of Audit Committee
3. Member of Compensation Committee
4. Member of Retirement Benefits Committee

Petroleum & Resources Corporation
Seven St. Paul Street, Suite 1140
Baltimore, MD 21202
(410) 752-5900 or (800) 638-2479
Contact us on the Web at:
www.peteres.com



[LOGO
OF THE NEW YORK STOCK EXCHANGE]

(R) Printed on Recycled Paper